Exhibit 99.1

ITEM 1.  FINANCIAL STATEMENTS

HFS Bank, F.S.B.

Condensed Consolidated Balance Sheets

	(Unaudited)
	30-Jun-05	31-Mar-05
ASSETS:

Cash and due from banks	$4,707,967	$3,730,001
Interest-earning deposits	10,529,059	10,424,759
Cash and cash equivalents	15,237,026	14,154,760
Investment securities available for sale	27,915,655	29,776,382
Loans (net of allowance for loan losses of $1,205,251 and $1,172,318)	180,944,659	177,608,601
Premises and equipment	4,660,768	4,733,183
Federal Home Loan Bank of Indianapolis (FHLBI) stock, at cost	4,595,100	4,547,600
Interest receivable	1,077,789	1,014,151
Other assets	3,547,822	3,868,010

Total assets	$237,978,819	$235,702,687

LIABILITIES AND STOCKHOLDERS’ EQUITY:

Liabilities:
Deposit accounts	$144,709,125	$141,603,749
Advances from FHLBI	70,533,260	70,533,260
Escrows	782,315	1,915,913
Accrued expenses and other liabilities	1,328,290	1,379,588

Total liabilities	217,352,990	215,432,510

Stockholders’ Equity:
Capital stock:
Preferred stock, $1 par value. 1,000,000 shares authorized and unissued Common stock, $1 par value. Authorized 4,000,000 Shares; issued and outstanding 1,866,200	1,866,200	1,866,200
Additional paid-in capital	858,563	858,563
Accumulated other comprehensive income (loss)	(264,186)	(405,928)
Retained earnings	18,165,252	17,951,342

Total stockholders’ equity	20,625,829	20,270,177

Total liabilities and stockholders’ equity	$237,978,819	$235,702,687

See Notes to Condensed Consolidated Financial Statements

HFS Bank, F.S.B.

Condensed Consolidated Statements of Income

(Unaudited)

	Three Months	Three Months
	Ended	Ended
	30-Jun-05	30-Jun-04
Interest income:
Loans receivable	$2,846,376	$2,745,889
Investment securities	172,332	191,457
Mortgage-backed securities	43,861	24,267
FHLBI stock dividends	48,511	43,665
Other interest-earning assets	96,870	22,338

Total interest income	3,207,950	3,027,616

Interest expense:
Deposit accounts	670,358	621,723
Advances from FHLBI	985,753	1,004,001

Total interest expense	1,656,111	1,625,724

Net interest income	1,551,839	1,401,892
Provision for loan losses	30,000	30,000

Net interest income after provision for loan losses	1,521,839	1,371,892

Noninterest income:
Fees and service charges	270,944	274,543
Net gains on the sales of loans	3,314	0
Net gains (loss) on the sales of foreclosed assets	(2,500)	5,493
Other income	74,446	90,156

Total noninterest income	346,204	370,192

Noninterest expense:
Salaries and employee benefits	650,485	597,039
Premises and equipment expense	184,123	128,719
Data processing expense	167,919	157,281
Other expense	224,361	220,453

Total noninterest expense	1,226,888	1,103,492

Income before taxes	641,155	638,592
Income tax expense	231,295	229,008

Net income	$409,860	$409,584

Basic earnings per share	$0.22	$0.22
Diluted earnings per share	$0.22	$0.22

Dividends per share	$0.105	$0.100

See Notes to Condensed Consolidated Financial Statements

HFS Bank, F.S.B.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Three Months	Three Months
	Ended	Ended
	30-Jun-05	30-Jun-04
Cash flows from operating activities:

Net income	$409,860	$409,584
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	78,118	41,728
Provision for loan losses	30,000	30,000
FHLBI stock dividends	(47,500)	(48,500)
Increase (decrease) in deferred loan fees	(22,036)	8,721
Amortization of mortgage servicing rights	4,421	1,334
Increase in accrued interest receivable	(63,638)	(20,468)
Increase in life insurance value	(22,108)	(23,673)
Decrease in other assets	137,767	34,867
Increase (decrease) in other liabilities	(51,298)	34,565
(Gain) loss on sale of repossessed assets	2,500	(5,493)
Gain on sale of loans	(3,314)	0
Proceeds from sale of loans	151,163	0
Loans originated for sale	(147,849)	0

Net cash provided by operating activities	456,086	462,665

Cash flows from investing activities:
Loans originated	(19,562,463)	(25,003,939)
Loans purchased	(998,240)	(3,317,323)
Principal repayments on loans	17,287,680	26,080,895
Purchase of available for sale securities	(115,000)	(3,300,000)
Purchase of available for sale mortgage-backed securities	0	(5,027,439)
Proceeds from maturities of available for sale securities	1,805,704	1,755,561
Principal repayments available for sale mortgage-backed securities	404,696	197,181
Proceeds from sale of foreclosed assets	33,678	113,347
Purchase of premises and equipment	(5,703)	(401,112)

Net cash used in investing activities	(1,149,648)	(8,902,829)

See Notes to Condensed Consolidated Financial Statements

	Three Months	Three Months
	Ended	Ended
	30-Jun-05	30-Jun-04
Cash flows from financing activities:
Net increase in checking deposits	$4,469,663	$188,889
Net increase (decrease) in passbook deposits	(526,760)	640,365
Net increase (decrease) in certificate of deposits	(837,527)	458,091
Increase (decrease) in escrows	(1,133,598)	409,507
Dividends paid	(195,950)	(186,620)

Net cash provided by financing activities	1,775,828	1,510,232

Net increase (decrease) in cash and cash equivalents	1,082,266	(6,929,932)
Cash and cash equivalents at the beginning of the year	14,154,760	15,287,819

Cash and cash equivalents at the end of period	$15,237,026	$8,357,887

Supplemental disclosures of cash flow information -
Cash paid during period for:
Interest	$1,670,267	$1,634,107
Income taxes	38,000	0
Noncash investing activity - transfer of loans to foreclosed assets	63,001	69,884
Noncash investing activity - transfer of foreclosed assets to loans	(134,000)	0

See Notes to Condensed Consolidated Financial Statements

HFS Bank, F.S.B.

Condensed Consolidated Statement of Stockholders’ Equity

(Unaudited)

	Common Stock
	Shares Outstanding	Amount	Paid-in Capital	Comprehensive Income	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balances, April 1, 2005	1,866,200	$1,866,200	$858,563		$17,951,342	$(405,928)	$20,270,177

Net income for the three months ended June 30, 2005				$409,860	409,860		409,860

Other comprehensive income, unrealized gain on securities, net of tax				$141,742		141,742	141,742
Comprehensive income				$551,602
Cash dividends ($0.105 per share)					(195,950)		(195,950)

Balances, June 30, 2005	1,866,200	$1,866,200	$858,563		$18,165,252	$(264,186)	$20,625,829

See Notes to Condensed Consolidated Financial Statements

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

NOTE 1 - Basis of Presentation

Certain information and note disclosures normally included in HFS Bank, F.S.B.’s (the “Bank”) annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted.  These condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes hereto included in the Bank’s Form 10-K annual report for the year ended March 31, 2005 filed with the Office of Thrift Supervision (“OTS”).  The accompanying unaudited condensed consolidated financial statements reflect all adjustments that are, in the opinion of the Bank’s management, necessary to fairly present the financial position, results of operations and cash flows of the Bank.  Those adjustments consist only of normal recurring adjustments. The results of operations for the three-month period ended June 30, 2005, is not necessarily indicative of the results to be expected for the full year or any other period.

The condensed consolidated balance sheet of the Bank as of March 31, 2005 has been derived from the audited consolidated balance sheet of the Bank as of that date.

NOTE 2 - Earnings Per Share

Basic earnings per share have been computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding for the period.  Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the Bank.  Stock options are regarded as common stock equivalents and are considered in diluted earnings per share computations (see Exhibit 11 attached). There were no stock options granted or outstanding during the periods presented and therefore, no dilutive effect.

NOTE 3 – Reclassifications

Certain amounts in the prior year financial statements have been reclassified to conform to the current presentation.